Subsequent Events	12 Months Ended
Dec. 31, 2018
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Subsequent Events

18 – Subsequent Events

On January 18, 2019, the Company acquired a 0.9% NSR royalty on precious metals produced from the Fruta del Norte gold project in Ecuador, currently under construction by Lundin Gold Inc. The NSR royalty was acquired from a private third party for $32.75 million in cash and covers all mining concessions held by Lundin Gold Inc.

Subsequent to year end, the Company purchased and canceled an additional 2.4 million common shares under the Company’s current NCIB for a total of $11.5 million.